Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				5/18/2005

2	Payment Date				5/20/2005

3	Collection Period			3/27/2005	4/30/2005	35

4	Monthly Interest Period- Actual			4/20/2005	5/19/2005	30

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	49,886,705.04	49,886,705.04	—	—
7	Class A-2 Notes	437,000,000.00	437,000,000.00	200,134.35	436,799,865.65	0.9995420
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,438,288,414.45	$50,086,839.39	$1,388,201,575.06

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	83,111.25	1.6660000	49,969,816.29	1,001.6660000
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	1,099,626.02	2.5163067
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	3.0900%	813,700.00	2.5750000	813,700.00	2.5750000

	Equals: Total Securities		2,825,336.25		52,912,175.64

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					32,544,251.99
17	Sales Proceeds - Early Terminations					17,583,751.24
18	Sales Proceeds - Scheduled Terminations					6,458,980.77
19	Security Deposits for Terminated Accounts					85,254.75
20	Excess Wear and Tear Received					65,070.05
21	Excess Mileage Charges Received					86,801.77
22	Other Recoveries Received					155,586.30

23	Subtotal: Total Collections					56,979,696.87

24	Repurchase Payments					—
25	Postmaturity Term Extension					1,645,151.28
25e	Net Swap Receipt - Class A-4b					4,740.00
26	Investment Earnings on Collection Account					132,044.96

27	Total Available Funds, prior to Servicer Advances					58,761,633.11

28	Servicer Advance					—

29	Total Available Funds					58,761,633.11

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,198,573.68
34	Servicing Fee Shortfall					—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	New Swap Payment - Class A-4b					—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment):					2,825,336.25
40	Subtotal: Remaining Available Funds				54,732,723.18
41	Principal Distribution Amount (Item 59)				50,086,839.39
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					50,086,839.39
43	Amount Paid to Reserve Account to Reach Specified Balance					—
43b	Subordinated Swap Termination Payments					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					4,645,883.79

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		23,313,428.42
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		25,128,259.69
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		1,645,151.28
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		50,086,839.39

55	Remaining Available Funds (Item 40)		54,732,723.18
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		50,086,839.39

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		58,761,633.11
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,198,573.68
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)		2,825,336.25

66	Less: Principal Paid to Noteholders (Item 42)		50,086,839.39
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)		—

68	Less: Subordinated Swap Termination Payments (Item 43b)		—
69	Less: Other Amounts paid to Trustees (Item 44)		—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		4,645,883.79
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)		—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance		—
75	Payment Date Advance Reimbursement		—
76	Additional Payment Advances for current period		—

77	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		114,660.54

83	Subtotal: Reserve Fund Available for Distribution		51,396,711.82
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,396,711.82
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		114,660.54

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	552	7,368,235.00
92a	Less: Sales Proceeds for Current Month Scheduled Termination		(6,507,230.77)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(30,662.84)
93	Less: Excess Wear and Tear Received		(65,070.05)
94	Less: Excess Mileage Received		(86,801.77)

95	Current Period Net Residual Losses/(Gains)	552	678,469.57

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	791	824,440.96
98	Current Period Net Residual Losses (Item 95)	552	678,469.57

99	Ending Cumulative Net Residual Losses	1,343	1,502,910.53

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.09%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 3

G.	POOL STATISTICS

			Initial	Current
101	Collateral Pool Balance Data
102	Initial Aggregate Securitization Value		1,709,401,709	1,388,201,575
103	Number of Current Contracts		85,972	77,637
104	Weighted Average Lease Rate		4.96%	4.83%
105	Average Remaining Term		28.67	19.68
106	Average Original Term		44.43	44.43
107	Monthly Prepayment Speed			102.70%

		Units	Book Amount	Securitization Value
108	Pool Balance - Beginning of Period	79,347	1,518,893,463	1,438,288,414
109	Depreciation/Payments		(21,645,162)	(23,313,428)
110	Gross Credit Losses	(102)	(1,753,969)	(1,856,777)
111	Early Terminations	(938)	(16,517,520)	(15,903,247)
112	Scheduled Terminations	(552)	(7,806,419)	(7,368,235)
113	Repurchase/Reallocation	(118)	(1,753,262)	(1,645,151)

114	Pool Balance - End of Period	77,637	1,469,417,130	1,388,201,575

		Units	Securitization Value	Percentage
115	Delinquencies Aging Profile - End of Period
116	Current	76,856	1,374,688,449	99.03%
117	31 - 90 Days Delinquent	668	11,499,437	0.83%
118	90+ Days Delinquent	113	2,013,689	0.15%

119	Total	77,637	1,388,201,575	100.00%

			Units	Amounts
120	Credit Losses:
121	Aggregate Securitization Value on charged-off units		102	1,856,777
122	Aggregate Liquidation Proceeds on charged-off units			(1,107,753)
123	Recoveries on charged-off units			(31,695)

124	Current Period Aggregate Net Credit Losses/(Gains)		102	717,330

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		269	2,023,811
127	Current Period Net Credit Losses (Item 124)		102	717,330

128	Ending Cumulative Net Residual Losses		371	2,741,141

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.16%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

06/20/2005	25,587,448
07/20/2005	24,269,744
08/20/2005	27,522,023
09/20/2005	41,603,643
10/20/2005	43,241,126
11/20/2005	40,006,529
12/20/2005	43,623,707
01/20/2006	40,371,603
02/20/2006	35,739,991
03/20/2006	35,782,189
04/20/2006	37,924,279
05/20/2006	36,431,548
06/20/2006	30,861,737
07/20/2006	31,876,461
08/20/2006	29,205,210
09/20/2006	45,604,971
10/20/2006	55,509,316
11/20/2006	54,877,127
12/20/2006	54,540,190
01/20/2007	56,420,898
02/20/2007	51,283,253
03/20/2007	47,917,828
04/20/2007	47,358,087
05/20/2007	44,117,620
06/20/2007	37,988,713
07/20/2007	35,979,815
08/20/2005	36,147,536
09/20/2007	35,677,877
10/20/2007	39,614,990
11/20/2007	46,735,539
12/20/2007	37,398,107
01/20/2008	28,837,363
02/20/2008	22,746,155
03/20/2008	7,665,750
04/20/2008	4,848,385
05/20/2008	8,529,593
06/20/2008	20,728,458
07/20/2008	16,346,014
08/20/2008	13,013,774
09/20/2008	9,623,684
10/20/2008	992,702
11/20/2008	972,797
12/20/2008	636,314
01/20/2009	759,863
02/20/2009	511,049
03/20/2009	131,894
04/20/2009	48,082
05/20/2009	81,909
06/20/2009	149,795
07/20/2009	144,631
08/20/2009	184,747
09/20/2009	119,511

Total	1,388,201,575

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (a) each collection period is a calendar month rather than a fiscal month, (b) timely receipt of all monthly rental payments and sales proceeds, (c) no credit or residual losses and (d) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.